UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): April 30, 2003


                          GULF ISLAND FABRICATION, INC.
             (Exact name of registrant as specified in its charter)


       Louisiana                 0-22303                     72-1147390
(State or other jurisdiction    (Commission                  (IRS Employer
   of incorporation)            File Number)              Identification No.)


                                583 Thompson Road
                             Houma, Louisiana 70363
               (Address of principal executive offices)(Zip Code)



                                 (985) 872-2100

              (Registrant's telephone number, including area code)


                                 Not applicable
          (Former name or former address, if changed since last report)





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Item 7.   Financial Statements and Exhibits

          The following exhibit is filed herewith:

                     Exhibit No.                    Description
                            99.1       Press Release dated April 30, 2003


Item 9.    Regulation FD Disclosure

           On April 30, 2003, the Gulf Island Fabrication, Inc. issued a press release announcing first quarter 2003 earnings. A copy of the press release is attached as Exhibit 99. This information furnished under "Item 9. Regulation FD Disclosure" is intended to be furnished under "Item 12. Results of Operations and Financial Condition" in accordance with SEC release No. 33-8216.



                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                            GULF ISLAND FABRICATION, INC.


                                        /s/ Joseph P. Gallagher, III
                            By:       ------------------------------------------
                                        Joseph P. Gallagher, III
                                       Vice President - Finance,
                                        Chief Financial Officer
                                             and Treasurer
                                      (Principal Financial Officer
                                      and Duly Authorized Officer)

Dated:  April 30, 2003